UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-169372	26-1251524
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 W. Monroe, 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ryerson Holding Corporation (the “Company”) entered into an offer letter (the “Offer Letter”) effective June 29, 2012 with Edward J. Lehner, pursuant to which he was appointed to the position of Executive Vice President and Chief Financial Officer, effective August 1, 2012. Mr. Lehner, 46, will replace William S. Johnson, 55, who has been acting as interim Ryerson CFO since April 12, 2012.

Prior to joining us, Mr. Lehner was employed as the Chief Financial Officer for PSC Metals, Inc. From 2004 to 2008, Mr. Lehner was the Executive Vice President and Chief Financial Officer for SeverCorr and, prior to that, he held several general management roles.

Pursuant to the terms of the Offer Letter, which is subject to Mr. Lehner’s execution of a confidentiality and trade secret agreement, Mr. Lehner will be entitled to an annual base salary of $450,000 per year and will have a target annual bonus opportunity equal to 75% of his base salary, based on the achievement of targets established pursuant to its Annual Incentive Plan. Additionally, Mr. Lehner will receive a one-time $200,000 gross payment that will be repayable in the event Mr. Lehner voluntarily leaves the Company within two years of August 1, 2012. Mr. Lehner will be eligible to receive an allocation of a number of performance units under the Amended and Restated Rhombus Holding Corporation 2009 Participation Plan that represents one percent (1%) of the management allocation. The Company will also be compensating Mr. Lehner for relocation expenses.

In the event that Mr. Lehner’s employment is terminated by the Company without cause, he will, subject to his execution of a general release in favor of the Company and its affiliates, be entitled to continue to receive his base salary for the lesser of (i) fifty-two (52) weeks following such termination, and (ii) the date on which Mr. Lehner secures employment, either as an employee or independent contractor, with Platinum Equity, LLC or any of its affiliates.

A copy of Mr. Lehner’s offer letter is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the Company’s press release announcing Mr. Lehner’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

10.1	Offer Letter Agreement, effective June 29, 2012, by and between Ryerson Holding Corporation and Edward J. Lehner

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2012

RYERSON HOLDING CORPORATION

By:	/s/ William S. Johnson
Name: William S. Johnson
Title: Interim Chief Financial Officer